QUARTERLY REPORT
                                 JUNE 30, 2002

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                   Large Cap
                                      Fund

                                                                    July 3, 2002

Dear Fellow Shareholder:

Review
------

  The FMI Large Cap Fund declined approximately 10.5% in the second quarter. This compares to a decline of about 13.7% for the S&P 500. While we take some comfort in "outperforming" the benchmark, there is no real solace in seeing a double-digit decline. Put simply, most stocks in the S&P 500 declined in the June quarter and the FMI Large Cap Fund also reflected this phenomenon. Technology, Telecom and IT service stocks were hard hit in the quarter, continuing a two-year trend. Pharmaceutical stocks were particularly weak in the quarter. Our move into this sector has obviously been premature, but we continue to like the potential for these stocks over the next few years.
Current sentiment is poor, but the long-term franchise values appear to be solid and not fully reflected in prevailing valuations. Echostar also performed poorly in the quarter, perhaps due to some misplaced fear toward "EBITDA" stories. Unlike the cable industry and other companies in the entertainment field, Echostar has turned the corner on it's capital spending. They are now solidly profitable with rapidly growing cash flow. As the furor over corporate accounting abates, we expect Echostar to perform well.

Options
-------

  We are encouraged by some of the actions to tighten corporate governance and accounting. These efforts will help restore faith in our capital markets. We would like to see more vigilance on the part of institutional shareholders and boards of directors toward option programs, as we believe many of these plans have contributed greatly to some of the excesses and quality of earnings problems that exist today. Since options carry essentially no downside risk for managers, they have encouraged overly risky behavior. Moreover, even though options are clearly a compensation expense, they are not accounted for as such on the income statement. In addition, the size and concentration of many option packages borders on the absurd. With fantastic amounts of dollars at stake, it's created an environment ripe for abuse.

  For years your management company has fought with corporate executives on overly generous stock option plans. While options make sense for junior level or lesser compensated employees, we strongly favor outright share ownership for senior and executive level management. Only through actual share ownership are shareholders and managers truly aligned. We are encouraged that some companies have begun moving in this direction. We are hopeful that the current environment will foster a stronger move in this direction.

Outlook
-------

  The magic of the late 1990's has been put into perspective over the past two years. Much of it looks like foolishness in hindsight. We cannot predict when the current bear market may end. We can attempt to identify strong business franchises with good balance sheets. We believe we have a better than average ability to find these businesses and purchase the stocks at opportunistic prices, when viewed with a long-term perspective.

  Thank you for your support of FMI Large Cap Fund.

  Sincerely,

  /s/Ted D. Kellner        /s/Donald S. Wilson        /s/Patrick J. English

  Ted D. Kellner, C.F.A    Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.
  President and            Vice President             Portfolio Manager
  Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
June 30, 2002 (Unaudited)

SHARES OR                                                             QUOTED
PRINCIPAL                                                             MARKET
  AMOUNT                                                           VALUE(B)<F2>
---------                                                          ------------

LONG-TERM INVESTMENTS -- 88.0% (A)<F1>
COMMON STOCKS -- 88.0% (A)<F2>

CONSUMER DISCRETIONARY SECTOR -- 10.6%
--------------------------------------

            ENTERTAINMENT -- 5.9%
   10,321   EchoStar Communications Corp.                           $  191,558

            RETAIL TRADE -- 4.7%
    4,692   May Department Stores Co.                                  154,507

CONSUMER STAPLES SECTOR -- 9.8%
-------------------------------

            PERSONAL CARE -- 9.8%
    5,158   Kimberly-Clark Corp.                                       319,796

ENERGY SECTOR -- 5.8%
---------------------

            OIL & GAS PRODUCERS -- 5.8%
    3,219   Phillips Petroleum Co.                                     189,535

FINANCIAL SERVICES SECTOR -- 19.3%
----------------------------------

            BANKS -- 4.9%
    2,619   Comerica Inc.                                              160,807

            PROPERTY & CASUALTY INSURANCE -- 9.5%
      139   Berkshire Hathaway Inc. Cl B                               310,526

            MORTGAGE INSURANCE -- 4.9%
    2,352   MGIC Investment Corp.                                      159,466

HEALTHCARE SECTOR -- 11.4%
--------------------------

            DRUGS & PHARMACEUTICALS -- 8.0%
    4,710   Bristol-Myers Squibb Co.                                   121,047
    3,700   Pharmacia Corp.                                            138,565
                                                                    ----------
                                                                       259,612

            HEALTHCARE PRODUCTS -- 3.4%
    3,270   Becton, Dickinson & Co.                                    112,651

PRODUCER DURABLES SECTOR -- 11.8%
---------------------------------

            AEROSPACE -- 4.9%
    3,510   Boeing Co.                                                 157,950

            POLLUTION CONTROL &
              ENVIRONMENTAL SERVICES -- 6.9%
    8,690   Waste Management, Inc.                                     226,374

TECHNOLOGY SECTOR -- 14.9%
--------------------------

            COMMUNICATION TECHNOLOGY -- 5.0%
   11,293   Motorola, Inc.                                             162,845

            COMPUTER SERVICES
              SOFTWARE & SYSTEMS -- 9.9%
    6,745   Computer Sciences Corp.                                    322,411

UTILITIES SECTOR -- 4.4%
------------------------

            TELECOMMUNICATION -- 4.4%
    3,025   ALLTEL Corp.                                               142,175
                                                                    ----------
                Total common stocks                                  2,870,213
                                                                    ----------
                Total long-term investments                          2,870,213

SHORT-TERM INVESTMENTS -- 12.0% (A)<F1>

            VARIABLE RATE DEMAND NOTES -- 12.0%
 $150,000   Firstar Bank U.S.A., N.A.                                  150,000
  150,000   Wisconsin Corporate Central Credit Union                   150,000
   92,429   Wisconsin Electric Power Co.                                92,429
                                                                    ----------
                Total short-term investments                           392,429
                                                                    ----------
                Total investments                                    3,262,642

            Liabilities, less cash and
              receivables -- (0.0%) (A)<F1>                               (201)
                                                                    ----------
                NET ASSETS                                          $3,262,441
                                                                    ----------
                                                                    ----------
            Net Asset Value Per Share
              ($0.01 par value 100,000,000
              shares authorized), offering
              and redemption price
              $3,262,441 / 354,213
              shares outstanding)                                        $9.21
                                                                         -----
                                                                         -----

(a)<F1>   Percentages for the various classifications relate to net assets.
(b)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the counter are valued at the latest bid price. Short-term investments are valued at cost which approximates quoted market value.

                               FMI LARGE CAP FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                   U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.